For Immediate Release


October 3, 1996

Contact:                            Frank L. Pattillo
                                    Chief Financial Officer
                                    (919) 977-8341
                                    fpattillo@centura.com



CENTURA BANKS INC. REPORTS THIRD QUARTER EARNINGS


         ROCKY MOUNT, N.C. -- Centura Banks Inc. (NYSE:CBC) announced today that net income for the third quarter of 1996 increased 8.5 percent over the comparable period of last year to $17.3 million, or 74 cents per fully diluted share, excluding the impact of a one-time special assessment.

         On Sept. 30, the President enacted legislation requiring a one-time special assessment on SAIF-insured deposits. This will affect financial institutions that have or have acquired deposits from thrift institutions over past years. The special assessment impacts Centura's net income by $4.2 million, after the effect of income taxes. Net income for the third quarter, after the special assessment, was $13.0 million compared to $15.9 million for the same period one year ago, representing fully diluted earnings per share of 56 cents and 65 cents, respectively.
                                     -more-

CENTURA REPORTS THIRD QUARTER EARNINGS
OCTOBER 3, 1996
PAGE TWO

         For the first nine months of 1996, net income, excluding the impact of the special assessment, would have increased 10.5 percent to $49.7 million, or $2.13 per fully diluted share. However, after the special assessment, net income was steady at $45.5 million compared to $45.0 million for the same period of 1995. Fully diluted earnings per share rose to $1.95 from $1.92 during the same period last year.

         The increase in earnings, excluding the special assessment, results from steady loan demand and continued growth in noninterest income.
         "This has been a remarkably productive quarter for us, and the trends are all heading in the right direction for an outstanding year," said Robert R. Mauldin, Centura's chairman and chief executive officer. "We are continuing to see growth in securities and insurance, we have made dramatic changes in features and pricing for checking accounts, credit cards and electronic delivery channels, and we have begun opening a number of new supermarket offices in recent weeks."
         "One area we have defined for further improvement is efficiency, and we will be taking steps during the next few months to improve our efficiency ratio while continuing to make necessary investments in technology, sales and marketing," Mauldin said.
                                     -more-

CENTURA REPORTS THIRD QUARTER EARNINGS
OCTOBER 3, 1996
PAGE 3


         For the quarter, return on assets was .91 percent and return on equity was 12.34 percent. Without the special assessment, quarterly return on assets would have been 1.20 percent and return on equity would have been 16.36 percent. Deposits on average increased 8 percent to $4.4 billion. Loans increased 7 percent on average to $3.9 billion, and net charge-offs were .13 percent of average total loans.
         Damage caused by Hurricane Fran, which hit a large number of Centura's coastal and eastern North Carolina markets in September, had an effect on new business growth. "Securities and insurance production were especially slowed for a couple of weeks, although they are already rebounding. Asset quality is not expected to suffer from the storm," Mauldin said.
         During the quarter, Centura completed the acquisition of First Community Bank of Gastonia, N.C. On Oct. 1, Centura completed the purchase of 49 percent of First Greensboro Home Equity, a multi-state alternative equity lender based in Greensboro, N.C. Also during the fourth quarter, Centura expects to complete the acquisition of FirstSouth Bank in Burlington, N.C., and the acquisition of CLG, Inc., a technology leasing company based in Raleigh, N.C.
                                     -more-

CENTURA REPORTS THIRD QUARTER EARNINGS
OCTOBER 3, 1996
PAGE 4


         Centura's net interest margin for the quarter was 4.63 percent, a slight improvement from the second quarter and consistent with the third quarter last year.
         With assets of $5.9 billion, Centura provides a complete line of banking, investment, insurance and trust services to individuals and businesses throughout North Carolina. It provides services through 159 financial centers, more than 230 ATMs at financial centers, Wal-Mart and Sam's stores, its Centura Highway telephone banking center, Quicken and Microsoft Money, the leading personal finance software packages, and America Online, the world's largest provider of online services. In September, Centura opened the first four of what will be 33 financial offices in Hannaford supermarkets in the Carolinas and Virginia by the end of 1997.
         For further information on Centura, visit Centura Highway on the World Wide Web at http://www.centura.com.

                                       ###

CENTURA BANKS, INC. AND SUBSIDIARY


                                                          Three Months Ended September 30,           Nine Months Ended September 30,
                                                  --------------------------------------------    ---------------------------------
(In thousands, except share and per share data)        1996              1995          Change         1996         1995     Change
------------------------------------------------------------------------------------------------------------------------------------

EARNINGS
      Interest income                             $    112,874      $   104,878         7.6 %    $   328,789   $  287,282    14.4%
      Interest expense                                  51,753           50,150         3.2          152,982      129,917    17.8
      ----------------------------------------------------------------------------------------------------------------------------
      Net interest income                               61,121           54,728        11.7          175,807      157,365    11.7
      Provision for loan losses                          2,325            1,902        22.2            6,650        5,786    14.9
      Noninterest income                                20,128           16,104        25.0           58,895       43,525    35.3
      Noninterest expense                               58,706           43,891        33.8          156,214      124,415    25.6
      Income taxes                                       7,173            9,099       (21.2)          26,369       25,710     2.6
      ----------------------------------------------------------------------------------------------------------------------------
      Net income                                  $     13,045      $    15,940       (18.2)%    $    45,469   $   44,979     1.1%
      ============================================================================================================================
      Net interest income, taxable equivalent     $     62,518      $    56,633        10.4 %    $   180,178   $  161,736    11.4%
      ============================================================================================================================
PER COMMON SHARE
      Net income-primary                          $       0.56      $      0.65       (13.8)%    $      1.95   $     1.92     1.6%
      Net income-fully diluted                            0.56             0.65       (13.8)            1.95         1.92     1.6
      Cash dividends paid                                 0.25             0.23         8.7             0.75         0.62    21.0
      Book value                                         18.50            17.85         3.7            18.50        17.85     3.7
      Closing market price                              38.625           33.250        16.2           38.625       33.250    16.2

FINANCIAL RATIOS
      Return on average assets                            0.91%             1.2%         (31)bp         1.09%        1.26%   (17)bp
      Return on average shareholders' equity             12.34            14.93        (259)           14.75        15.60     (85)
      Equity to assets (average)                          7.35             8.16         (81)            7.38         8.06     (68)

AVERAGE BALANCES
      Assets                                      $  5,721,893      $ 5,190,130        10.2 %    $ 5,579,899   $4,779,762    16.7%
      Earning assets                                 5,296,261        4,790,767        10.6        5,170,524    4,411,409    17.2
      Loans                                          3,886,601        3,637,859         6.8        3,756,919    3,385,603    11.0
      Investment securities                          1,379,907        1,120,665        23.1        1,387,860    1,001,092    38.6
      Noninterest-bearing deposits                     641,677          576,268        11.4          604,635      539,353    12.1
      Core deposits                                  4,076,085        3,698,456        10.2        3,874,815    3,454,956    12.2
      Total deposits                                 4,429,723        4,111,742         7.7        4,272,036    3,796,148    12.5
      Interest-bearing liabilities                   4,583,808        4,119,161        11.3        4,488,264    3,790,048    18.4
      Shareholders' equity                             420,465          423,515        (0.7)         411,874      385,409     6.9

PERIOD END BALANCES
      Assets                                      $  5,924,179      $ 5,256,197        12.7 %    $ 5,924,179   $5,256,197    12.7%
      Earning assets                                 5,451,670        4,870,313        11.9        5,451,670    4,870,313    11.9
      Loans                                          3,988,039        3,678,772         8.4        3,988,039    3,678,772     8.4
      Investment securities                          1,450,923        1,158,005        25.3        1,450,923    1,158,005    25.3
      Noninterest-bearing deposits                     686,462          577,030        19.0          686,462      577,030    19.0
      Core deposits                                  4,222,943        3,721,902        13.5        4,222,943    3,721,902    13.5
      Total deposits                                 4,562,613        4,169,922         9.4        4,562,613    4,169,922     9.4
      Shareholders' equity                             431,005          424,379         1.6          431,005      424,379     1.6




------------------------------------------------------------------------------------------------------------------------------------
bp Change is measured as difference in basis points.

OTHER FINANCIAL DATA
CENTURA BANKS, INC. AND SUBSIDIARY


                                                     Three Months Ended September 30,                Nine Months Ended September 30,
                                                     ------------------------------------       ------------------------------------
(In thousands, except share data)                     1996          1995      Change        1996             1995       Change
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING
   Average primary                                23,382,902      24,478,272   (4.5)%     23,294,658        23,421,944     (0.5) %
   Average fully diluted                          23,382,902      24,488,290   (4.5)      23,296,975        23,463,288     (0.7)
   Outstanding                                    23,293,670      23,780,389   (2.0)      23,293,670        23,780,389     (2.0)

COMPOSITION RATIOS*
   Earning assets to assets                            92.56%          92.31%    25 bp         92.66 %           92.29 %     37  bp
   Loans to earning assets                             73.38           75.93   (255)           72.66             76.75     (409)
   Interest-bearing liabilities to earning
      assets                                           86.55           85.98     57            86.80             85.91       89
   Loans to total deposits                             87.74           88.47    (73)           87.94             89.19     (125)
   Noninterest-bearing deposits to total
      deposits                                         14.49           14.02     47            14.15             14.21       (6)


ALLOWANCE FOR LOAN LOSSES
   Beginning balance                            $     56,297    $     52,282    7.7 %   $     53,452      $     46,701      14.5 %
   Provision for loan losses                           2,325           1,902   22.2            6,650             5,786      14.9
   Allowance of acquired financial institutions        1,240             ---    ---            1,240             3,460     (64.2)
   Charge-offs                                        (1,946)         (1,725)  12.8           (5,371)           (4,877)     10.1
   Recoveries                                            630             956  (34.1)           2,575             2,345       9.8
   ---------------------------------------------------------------------------------------------------------------------------------
         Net charge-offs                              (1,316)           (769)  71.1           (2,796)           (2,532)     10.4
   ---------------------------------------------------------------------------------------------------------------------------------
   Ending balance                               $     58,546    $     53,415    9.6 %     $   58,546      $     53,415       9.6 %
   =================================================================================================================================

   Net charge-offs to average loans                     0.13%           0.08%     5 bp          0.10 %            0.10 %       0 bp
   =================================================================================================================================


COMPOSITION OF RISK ASSETS
   Nonaccrual loans                                                                        $  16,448      $     16,863      (2.5)%
   Restructured loans                                                                            609               331      84.0
   ---------------------------------------------------------------------------------------------------------------------------------
         Nonperforming loans                                                                  17,057            17,194      (0.8)
   ---------------------------------------------------------------------------------------------------------------------------------
   Foreclosed property                                                                         3,300             3,176       3.9
   ---------------------------------------------------------------------------------------------------------------------------------
   Nonperforming assets                                                                    $  20,357      $     20,370      (0.1)%
   =================================================================================================================================


ASSET QUALITY RATIOS**
   Nonperforming assets to:
         Loans and foreclosed property                                                          0.51 %            0.55 %      (4)bp
         Total assets                                                                           0.34              0.39        (5)
   Nonperforming loans to total loans                                                           0.43              0.47        (4)
   Allowance for loan losses to total loans                                                     1.47              1.45         2
   Allowance for loan losses to nonperforming loans                                             3.43 x            3.11 x      32


-----------------------------------------------------------------------------------------------------------------------------------
     bp Change is measured as difference in basis points.
    *Balance sheet amounts used in calculations are based on average balances.
   **Balance sheet amounts used in calculations are based on period end balances.

CENTURA BANKS, INC. AND SUBSIDIARY

                                                          Three Months Ended September 30,
                                              -------------------------------------------------
                                                                               As a Percent of
                                                                               Average Assets#
                                                                             ------------------
(Dollars in thousands)                        1996       1995      Change      1996     1995
-----------------------------------------------------------------------------------------------


NONINTEREST INCOME
Service charges on deposit accounts        $  8,427   $  7,350      14.7%      0.59%    0.56%
Credit card and related fees                  1,479      1,262      17.2       0.10     0.10
Insurance & brokerage commissions             2,702      1,752      54.2       0.19     0.13
Other service charges, commissions
     and fees                                 1,610        908      77.3       0.11     0.07
Fees for trust services                       1,650      1,527       8.1       0.11     0.12
Mortgage income                               2,673      2,437       9.7       0.19     0.19
Negative goodwill amortization                  334        334       0.0       0.02     0.03
Other noninterest income                        850        526      61.6       0.06     0.03
-----------------------------------------------------------------------------------------------
Noninterest income, excluding securities
        transactions                         19,725     16,096      22.6       1.37     1.23
Securities gains (losses), net                  403          8   4,937.5       0.03     0.00
-----------------------------------------------------------------------------------------------
Total noninterest income                   $ 20,128   $ 16,104      25.0%      1.40%    1.23%
===============================================================================================


NONINTEREST EXPENSE
Salaries and overtime                      $ 20,189   $ 18,118      11.4%      1.40%    1.38%
Fringe benefits and other personnel costs     5,340      4,380      21.9       0.37     0.33
Occupancy                                     3,102      2,882       7.6       0.22     0.22
Equipment                                     4,921      4,016      22.5       0.34     0.31
Foreclosed real estate losses and related
        operating expense                       148        173     (14.5)      0.01     0.01
Marketing                                     1,657      1,500      10.5       0.12     0.11
Professional fees                             3,274      1,915      71.0       0.23     0.15
Other administrative                          1,131      1,943     (41.8)      0.08     0.15
FDIC insurance                                8,364        497   1,582.9       0.58     0.04
Deposit intangible and goodwill
     amortization                             1,254      1,169       7.3       0.09     0.09
Office supplies, postage and telephone        3,918      3,406      15.0       0.27     0.26
Other operating                               5,408      3,892      39.0       0.37     0.30
-----------------------------------------------------------------------------------------------
Total noninterest expense                  $ 58,706   $ 43,891      33.8%      4.08%    3.36%
===============================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin +              26.15%     37.04%   (1,089)bp
Efficiency ratio***                           71.03%     60.34%    1,069 bp
Net interest income analysis-taxable
  equivalent:
      Selected average yields/rates:
               Loans                           9.25%      9.42%      (17)bp
               Taxable securities              6.41       6.55       (14)
               Tax-exempt securities           9.21       9.78       (57)
               Short-term investments          5.55       5.75       (20)
------------------------------------------------------------------------------

               Interest-earning assets         8.50       8.75       (25)
-------------------------------------------------------------------------------
               Total interest-bearing
                    deposits                   4.36       4.65       (29)
               Borrowed funds                  5.01       5.79       (78)
               Long-term debt                  5.33       6.19       (86)
--------------------------------------------------------------------------------

               Total interest-bearing
                    liabilities                4.49       4.83       (34)
-------------------------------------------------------------------------------
               Interest rate spread            4.01       3.92         9
               Net interest margin             4.63       4.60         3


================================================================================



     bp Change is measured as difference in basis points.
    *** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
      + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
      # Data presented is annualized.

CENTURA BANKS, INC. AND SUBSIDIARY

                                                      Nine Months Ended September 30,
                                             ------------------------------------------------
                                                                            As a Percent of
                                                                            Average Assets
                                                                            -----------------
(Dollars in thousands)                        1996         1995     Change   1996    1995
----------------------------------------------------------------------------------------------




NONINTEREST INCOME
Service charges on deposit accounts     $    24,757   $   20,776    19.2%    0.59%   0.58%
Credit card and related fees                  3,588        3,053    17.5     0.09    0.09
Insurance & brokerage commissions             8,149        4,933    65.2     0.20    0.14
Other service charges, commissions
     and fees                                 3,979        2,505    58.8     0.10    0.07
Fees for trust services                       4,941        4,581     7.9     0.12    0.13
Mortgage income                               8,738        4,366   100.1     0.21    0.12
Negative goodwill amortization                1,003        1,003     0.0     0.02    0.03
Other noninterest income                      2,058        2,921   (29.5)    0.04    0.08
--------------------------------------------------------------------------------------------
Noninterest income, excluding securities
        transactions                         57,213       44,138    29.6     1.37    1.24
Securities gains (losses), net                1,682         (613) (374.4)    0.04   (0.02)
--------------------------------------------------------------------------------------------
Total noninterest income                $    58,895   $  43,525     35.3%    1.41%   1.22%
============================================================================================


NONINTEREST EXPENSE
Salaries and overtime                   $    58,980   $   50,322    17.2%    1.41%   1.41%
Fringe benefits and other personnel cost     15,307       12,926    18.4     0.37    0.36
Occupancy                                     8,936        8,212     8.8     0.21    0.23
Equipment                                    14,357        9,538    50.5     0.34    0.27
Foreclosed real estate losses and relate
        operating expense                       457          365    25.2     0.01    0.01
Marketing                                     4,692        4,491     4.5     0.11    0.13
Professional fees                             8,945        5,844    53.1     0.21    0.16
Other administrative                          3,441        5,522   (37.7)    0.08    0.15
FDIC insurance                               10,080        4,420   128.1     0.24    0.12
Deposit intangible and goodwill
     amortization                             3,594        2,851    26.1     0.09    0.08
Office supplies, postage and telephone       11,520        9,149    25.9     0.28    0.26
Other operating                              15,905       10,775    47.6     0.39    0.31
--------------------------------------------------------------------------------------------
Total noninterest expense               $   156,214   $  124,415    25.6%    3.74%   3.48%
==============================================================================================


OTHER PERFORMANCE RATIOS
Pretax operating profit margin +              31.88%       36.57%   (469)bp
Efficiency ratio***                           65.34%       60.61%    473 bp
Net interest income analysis-taxable
  equivalent:
      Selected average yields/rates:
               Loans                           9.29%        9.40%    (11)bp
               Taxable securities              6.42         6.42       0
               Tax-exempt securities           9.19         9.12       7
               Short-term investments          5.39         6.27     (88)
----------------------------------------------------------------------------

               Interest-earning assets         8.52         8.73     (21)
----------------------------------------------------------------------------
               Total interest-bearing
                    deposits                   4.38         4.35       3
               Borrowed funds                  5.14         5.83     (69)
               Long-term debt                  5.72         6.36     (64)
-----------------------------------------------------------------------------

               Total interest-bearing
                    liabilities                4.55         4.58      -3
------------------------------------------------------------------------------
               Interest rate spread            3.97         4.15     (18)
               Net interest margin             4.57         4.81     (24)


================================================================================
     bp Change is measured as difference in basis points.
    *** Noninterest expense divided by sum of taxable equivalent net interest income plus noninterest income.
      + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent
        net interest income plus noninterest income.
      # Data presented is annualized.

QUARTERLY FINANCIAL TRENDS
CENTURA BANKS, INC. AND SUBSIDIARY



                                                                1996                                 1995                3rd Qtr 96
                                           -------------------------------------------    -------------------------
                                               Third           Second          First        Fourth          Third           vs.
(Dollars in thousands)                        Quarter          Quarter        Quarter       Quarter         Quarter      2nd Qtr 96
--------------------------------------------------------------------------------------    -------------------------   --------------
FINANCIAL SUMMARY *
     Assets                              $     5,721,893   $   5,552,455  $ 5,463,790     $ 5,321,490   $  5,190,130         3.1%
     Earning assets                            5,296,261       5,144,066    5,069,863       4,916,525      4,790,767         3.0
     Loans                                     3,886,601       3,754,884    3,627,847       3,683,152      3,637,859         3.5
     Investment securities                     1,379,907       1,366,245    1,417,516       1,207,431      1,120,665         1.0
     Total deposits                            4,429,723       4,187,972    4,196,681       4,198,551      4,111,742         5.8
     Interest-bearing liabilities              4,583,808       4,469,233    4,410,702       4,249,504      4,119,161         2.6
     Stockholders' equity                        420,465         402,892      412,170         417,338        423,515         4.4
     Total market capitalization (period end)    899,718         826,849      840,658         812,308        790,698         8.8
     Net income                                   13,045          16,456       15,968          14,735         15,940       (20.7)


PROFITABILITY/PERFORMANCE SUMMARY *
     Pretax operating profit margin +              26.15%          34.74%       35.07%          31.89%         36.55%   (859)bp
     Efficiency ratio ***                          71.03           62.35        62.32           65.53          60.81    868
     Net interest margin #                          4.63            4.60         4.50            4.58           4.60      3
     Return on average assets #                     0.91            1.19         1.18            1.10           1.22    (28)
     Return on average equity #                    12.34           16.43        15.58           14.01          14.93   (409)
     Equity to assets (average)                     7.35            7.26         7.54            7.84           8.16      9


PER SHARE SUMMARY
     Earnings per share - primary        $          0.56   $        0.71   $     0.68     $      0.62   $       0.65    (21.1)%
     Earnings per share - fully diluted             0.56            0.71         0.68            0.62           0.65    (21.1)
     Cash dividends paid                            0.25            0.25         0.25            0.23           0.23      0.0
     Book value per share                          18.50           17.73        17.93           17.69          17.85      4.4
     Closing market price                         38.625          36.750       36.750          35.125         33.250     5.1


KEY INTANGIBLE ASSETS **
     Goodwill                            $        66,348   $      50,599  $    51,584     $    52,590   $     53,441      31.1%
     Deposit base premium                          1,856           1,981        2,106           2,230          2,384      (6.3)
     Capitalized excess servicing                  7,110           6,905        6,543           6,367          5,875       3.0
     Capitalized mortgage servicing rights        12,602          10,209        9,579           8,021          5,063      23.4


ASSET QUALITY SUMMARY **
     Nonperforming assets                $        20,357   $      22,357  $    21,055     $    22,083   $     20,370     (8.9)%
     Allowance for loan losses                    58,546          56,297       54,825          53,452         53,415      4.0
     Nonperforming assets to total assets           0.34%           0.40%        0.38%           0.40%          0.39%    (6)bp
     Allowance for loan losses to loans             1.47            1.47         1.49            1.44           1.45     (0)
     Net charge-offs to average loans #             0.13            0.09         0.07            0.20           0.08      4


================================================================================
  bp Change is measured as difference in basis points.
   * Balance sheet amounts are based on average balances unless otherwise noted.
  ** Balance sheet amounts are based on period end balances unless otherwise noted.
  ***Noninterest expense divided by sum of noninterest income plus net interest income, taxable equivalent basis. + Sum of income before taxes plus the taxable equivalent adjustment divided by the sum of taxable equivalent net interest income plus noninterest income.
   # Data presented is annualized.